                                                                                        Exhibit 31.1

                                           CERTIFICATIONS

         I, Joel M. Greenblatt, certify that:

1.       I have reviewed this quarterly report on Form 10-Q of The St. Lawrence Seaway Corporation;

2.       Based on my knowledge,  this  quarterly  report does not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements  were made, not  misleading  with respect to the period covered by this quarterly report;

3.       Based on my knowledge,  the financial statements,  and other financial information included in this quarterly report,  fairly present in all material respects the financial condition, results  of  operations  and cash  flows of the  registrant  as of,  and for,  the  periods presented in this quarterly report;

4.       The  registrant's  other  certifying  officers and I are responsible for  establishing  and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and
         15d-14) for the registrant and have:

              a)  designed  such  disclosure  controls  and  procedures,  or caused such  disclosure controls  and  procedures  to be designed  under our  supervision,  to ensure that material  information  relating  to the  registrant,  including  its  consolidated subsidiaries,  is made known to us by others within those  entities,  particularly during the period in which this report is being prepared;

              b)  evaluated the effectiveness of the registrant's disclosure controls and procedures and  presented  in this  report our  conclusions  about the  effectiveness  of the disclosure  controls and  procedures,  as of the end of the period covered by this report based on such evaluation; and

              c)  disclosed  in this report any change in the  registrant's  internal  control  over financial  reporting  that  occurred  during the  registrant's  most recent fiscal quarter  that has  materially  affected,  or is  reasonably  likely to  materially affect, the registrant's internal control over financial reporting; and

5.       The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting,  to the registrant's  auditors and the  audit  committee  of  registrant's  board of  directors  (or  persons  performing  the equivalent functions):

              a)  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

              b)  any fraud,  whether or not material,  that involves  management or other employees who have a significant  role in the  registrant's  internal control over financial reporting.

Date: November 13, 2003

                                                              By:    /s/ Joel M. Greenblatt
                                                                 -----------------------------------
                                                                    Joel M. Greetblatt
                                                                    Chairman of the Board